UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): December 7, 2012

Wesco Aircraft Holdings, Inc.

(Exact name of registrant as specified in its charter)

DELAWARE	001-35235	20-5441563
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

27727 Avenue Scott

Valencia, California 91355

(Address of Principal Executive Offices) (Zip Code)

Registrant’s telephone number, including area code: (661) 775-7200

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01            Entry into a Material Definitive Agreement.

On December 7, 2012, Wesco Aircraft Holdings, Inc. (the “Company”) and Wesco Aircraft Hardware Corp. (the “Borrower”), a direct wholly-owned subsidiary of the Company, entered into a credit agreement (the “new credit agreement”) with Barclays Bank PLC (“Barclays”), as administrative agent and collateral agent (in such capacity, the “Collateral Agent”), Merrill Lynch, Pierce, Fenner & Smith Incorporated and Barclays, as joint lead arrangers, and the lenders party thereto, to provide for a new (i) $625.0 million term loan facility (the “new term loan facility”) and (ii) $200.0 million revolving credit facility (the “new revolving credit facility” and together with the new term loan facility, the “new senior secured credit facilities”). The Company intends to use the proceeds from the new senior secured credit facilities to (a) refinance approximately $626.0 million of outstanding borrowings under its existing senior secured credit facility, which was originally entered into on April 7, 2011, and was subsequently amended on June 13, 2012 (as amended, the “existing senior secured credit facilities”), (b) pay fees and expenses related to the entry into the new senior secured credit facilities and (c) for general corporate purposes.  The existing senior secured credit facilities are described in greater detail in the Company’s Annual Report on Form 10-K for the fiscal year ended September 30, 2012.

The interest rate for the new term loan facility is based on the Company’s consolidated total net leverage ratio as determined in the most recently delivered financial statements, with the respective margins ranging from 1.75% to 2.50% for Eurocurrency loans and 0.75% to 1.50% for ABR loans. The new term loan facility amortizes in equal quarterly installments of 1.25% of the original principal amount of $625.0 million for the first year, escalating to quarterly installments of 2.50% of the original principal amount of $625.0 million by the fifth year, with the final payment due on December 7, 2017.

The interest rate for the new revolving credit facility is based on the Company’s consolidated total net leverage ratio as determined in the most recently delivered financial statements, with the respective margins ranging from 1.75% to 2.50% for Eurocurrency loans and 0.75% to 1.50% for ABR Loans. The $200.0 million new revolving credit facility expires on December 7, 2017.

The obligations under the new senior secured credit facilities are guaranteed by the Company and all of the Company’s direct and indirect, wholly-owned, domestic restricted subsidiaries (subject to certain exceptions) and secured by a first lien on substantially all of the Company’s assets and the assets of its guarantor subsidiaries, including capital stock of subsidiaries (in each case, subject to certain exceptions) in each case pursuant to a new guarantee and collateral agreement, dated as of December 7, 2012, by and among the Collateral Agent, the Company and the Company’s direct and indirect, wholly-owned, domestic restricted subsidiaries (subject to certain exceptions) (the “new guarantee and collateral agreement”).

The new senior secured credit facilities contain customary negative covenants, including restrictions on the Company’s and its restricted subsidiaries’ ability to merge and consolidate with other companies, incur indebtedness, grant liens or security interests on assets, make acquisitions, loans, advances or investments, pay dividends, sell or otherwise transfer assets, optionally prepay or modify terms of any junior indebtedness or enter into transactions with affiliates. The new senior secured credit facilities also require the maintenance of a Consolidated Total Leverage Ratio (as such ratio is defined in the new senior secured credit facilities) of less than 4.00 (with step-downs on such ratio during future periods) and a Consolidated Net Interest Coverage Ratio (as such ratio is defined in the new senior secured credit facilities) of no lower than 2.25. As of September 30, 2012, the Company’s pro forma Consolidated Total Leverage Ratio was 2.98 and its pro forma Consolidated Net Interest Coverage Ratio was 7.92.

As of December 7, 2012, the Company’s outstanding indebtedness under the new senior secured credit facilities was approximately $625.0 million, all of which consisted of indebtedness under the new term loan facility.

The foregoing description of the new senior secured credit facilities does not purport to be complete and is qualified in its entirety by reference to the new credit agreement and the new guarantee and collateral agreement, which the Company intends to file as exhibits to a later filing with the Securities and Exchange Commission.

Item 2.03                   Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth in Item 1.01 of this Current Report is hereby incorporated by reference into this Item 2.03.

Item 7.01                   Regulation FD Disclosure.

On December 7, 2012, the Company issued a press release announcing its entry into the new senior secured credit facilities.

The information in this item (including exhibits) shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, or otherwise subject to the liabilities of Section 18, nor shall it be deemed incorporated by reference into any disclosure document relating to the Company, except to the extent, if any, expressly set forth by specific reference in such filing.

Item 9.01                   Financial Statements and Exhibits.

(d)         Exhibits.

Exhibit Number	Description

99.1	Press Release, issued by the Company on December 7, 2012

Cautionary Note Regarding Forward-Looking Statements

This Current Report contains forward-looking statements. The words “intend,” “believe,” “expect,” “anticipate,” “estimate” and other expressions that are predictions of or indicate future events and trends and that do not relate to historical matters identify forward-looking statements. You should not place undue reliance on these forward-looking statements. Although forward-looking statements reflect our good faith beliefs, reliance should not be placed on forward-looking statements because they involve known and unknown risks, uncertainties and other factors, which may cause the actual results, performance or achievements to differ materially from anticipated future results, performance or achievements expressed or implied by such forward-looking statements. Forward-looking statements speak only as of the date the statements are made. We undertake no obligation to publicly update or revise any forward-looking statement, whether as a result of new information, future events, changed circumstances or otherwise. These forward-looking statements are subject to numerous risks and uncertainties. Important factors that could cause actual results to differ materially from our expectations are disclosed under Part I, Item 1A. “Risk Factors” in our Annual Report on Form 10-K for the fiscal year ended September 30, 2012. All written and oral forward-looking statements attributable to us, or persons acting on our behalf, are expressly qualified in their entirety by the cautionary statements as well as other cautionary statements that are made from time to time in our public communications. You should evaluate all forward-looking statements made in this Current Report in the context of these risks and uncertainties.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: December 7, 2012	WESCO AIRCRAFT HOLDINGS, INC.

	By:	/s/ Gregory A. Hann
Gregory A. Hann
Executive Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description

99.1	Press Release, issued by the Company on December 7, 2012